MFS(R) UTILITIES FUND


                        Supplement to Current Prospectus


Effective  January 1,  2006,  the  following  is added to the  prospectus  under
Section  VII  "Other   Information"   between   "Pricing  of  Fund  Shares"  and
"Distribution Options":

Distributions.
The fund intends to distribute substantially all of its net income (excluding any capital gains) to shareholders as dividends at least monthly. Any capital gains are distributed at least annually.


               The date of this supplement is December 23, 2005.